UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2020
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition
On March 12, 2020, Tupperware Brands Corporation (the "Company") issued a press release announcing, among other things, the filing of its Annual Report on Form 10-K for the fiscal year ended December 28, 2019. A copy of the press release is furnished and attached as Exhibit 99.1.
The information set forth under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 11, 2020, the Board of Directors of the Company (the “Board”) appointed Miguel Fernandez as Chief Executive Officer of the Company, effective April 6, 2020, and Richard Goudis as Executive Vice Chairman, effective March 12, 2020. Each of Messrs. Fernandez and Goudis will also become a member of the Board on the effective date of his appointment.
Mr. Fernandez, age 48, most recently served as Global President at Avon Products Inc., a global manufacturer and marketer of beauty and related products, where he was responsible for global commercial operations from 2017 to January 2020. Previously, he spent nearly ten years at Herbalife Nutrition Ltd. (f/k/a Herbalife Ltd.), a global nutrition company, where he served as Executive Vice President and Managing Director for the Americas and Worldwide Marketing and Distributor Operations from 2013 to 2017. Previously at Herbalife Nutrition, he served as Senior Vice President and Managing Director, Mexico from 2009 to 2013, and Vice President Finance & Distributor Operations, Mexico from 2008 to 2009. Earlier in his career, Mr. Fernandez was Chief Financial Officer at OCC Mundial and Business Controller for Microsoft in Mexico. He holds a Bachelor of Science in industrial engineering, with honors, from the Monterrey Institute of Technology in Mexico and a Master of Business Administration from Darden School of Business, University of Virginia.
Mr. Goudis, age 58, most recently served as Chairman and Chief Executive Officer of Herbalife Nutrition from 2017 to January 2019, where he was responsible for driving product innovation and sales technology, attracting and retaining new customers, and improving customer opportunity. Previously at Herbalife Nutrition, he served from 2010 to 2017 as Chief Operating Officer, with responsibility for Worldwide Manufacturing Operations, Product Development, Quality, Supply Chain, Human Resources, Information Technology, Security and regional Finance and operations functions. Prior to his role as COO, Mr. Goudis served as the Company's Chief Financial Officer from 2004 to 2009, during which time he helped to take the company public. Mr. Goudis holds a Bachelor of Business Administration in Accounting from the University of Massachusetts, and a Masters of Business Administration from Nova Southeastern University.
Mr. Fernandez and the Company entered into a letter agreement, dated March 11, 2020 (the “Fernandez Offer Letter”), the material terms of which are summarized below.

Position	President and Chief Executive Officer and Member of the Board
Base Salary	$900,000
Annual Bonus Target	115% of year-end salary
Sign on Bonus	$500,000, payable as promptly as practicable following April 6, 2021, subject to continued employment with the Company through April 6, 2021.
Equity Awards
Inducement Performance Share Units
PSUs covering 200,000 shares of Company common stock, vesting upon the later of April 6, 2023 and the thirtieth consecutive trading day, occurring on or prior to April 6, 2025, on which the closing price of Company common stock exceeds $4.00, subject to continued service through the applicable vesting date.

Inducement 2020 Long-Term Incentive Awards
2020 Long-Term Incentive Awards having a grant date value of $1,500,000, 60% of which will be in the form of PSUs that cliff vest on April 6, 2023, subject to continued employment through the vesting date and satisfaction of the applicable performance goals, and 40% of which will be in the form of RSUs that will vest in equal installments on April 6, 2021, 2022 and 2023, subject to continued employment through the applicable vesting date.

Employee Benefits
Participation in employee benefit plans and programs that are made available to similarly situated executives of the Company, including relocation benefits under applicable Company policies and, during the period prior to Mr. Fernandez’ receipt of his U.S. work permit, an annual allowance of $20,000 for Mr. Fernandez to visit his family in the United Kingdom.

Mr. Goudis and the Company entered into a letter agreement, dated March 11, 2020 (the “Goudis Offer Letter”), the material terms of which are summarized below.

Position	Executive Vice Chairman and Member of the Board
Base Salary	$500,000
Annual Bonus Target	75% of year-end salary
Equity Awards
Inducement Performance Share Units
PSUs covering 800,000 shares of Company common stock, divided among six performance based “Tranches” that will vest upon the later of March 12, 2023 and the thirtieth consecutive trading day, occurring on or prior to March 12, 2025, on which the closing price of Company common stock exceeds the “Applicable Stock Price Hurdle” set forth in the table below, subject to continued service with the Company (including service as a member of the Board) through the applicable vesting date.

	PSU Award Tranche	Applicable Stock Price Hurdle
	400,000	$4.00
	80,000	$5.00 (25% increase over $4.00)
	80,000	$6.25 (25% increase over $5.00)
	80,000	$7.81 (25% increase over $6.25)
	80,000	$9.77 (25% increase over $7.81)
	80,000	$12.21 (25% increase over $9.77)

Inducement Option
An option to purchase 1,000,000 shares of Company common stock, with a per share exercise price equal to 115% of the closing price of Company common stock on March 12, 2020 and a ten-year term, that will vest March 12, 2023, subject to continued service (including service as a member of the Board) through the vesting date.

Employee Benefits	Participation in employee benefit plans and programs that are made available to similarly situated executives of the Company, including relocation benefits under applicable Company policies.

Each of Messrs. Fernandez and Goudis have entered into a Change of Control Employment Agreement with the Company, effective on their first day of employment, providing for the following compensation and benefits upon a termination without cause or for good reason during the twenty-four months following a change of control of the Company:

•	cash severance equal to two and one half times the sum of his (1) annual base salary and (2) target annual bonus;

•	a pro-rated annual bonus at target for the portion of the year in which the employment termination occurs;

•	health and welfare benefits coverage during the thirty months following employment termination; and

•	a one-time payment for outplacement services of up to $50,000.

The Change of Control Employment Agreement for each of Messrs. Fernandez and Goudis prohibits the executive from competing against the Company or soliciting its employees during the one year period following termination of employment.
The foregoing summary is qualified in its entirety by reference to the Fernandez Offer Letter, the Goudis Offer Letter and the Form of Change of Control Employment Agreement, filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and which are incorporated by reference.
A copy of the Company’s press release dated March 12, 2020, regarding the appointment of Mr. Fernandez as President, Chief Executive Officer and Board member and the appointment of Mr. Goudis as Executive Vice Chairman and Board member is filed herewith as Exhibit 99.2.

Item 9.01(d) Financial Statements and Exhibits

Exhibit 10.3 Form of Change of Control Employment Agreement (Tier 1).
Exhibit 99.1 Press Release dated as of March 12, 2020 regarding the filing of Form 10-K for fiscal year ended
December 28, 2019.
Exhibit 99.2 Press Release dated as of March 12, 2020 regarding the appointment of Mr. Fernandez and Mr. Goudis.

EXHIBIT INDEX

Exhibit Number	Description

10.1
Offer Letter dated as of March 11, 2020 by and between Miguel Angel Fernandez Calero and the Company (Attached as Exhibit 10.1 to Form S-8, filed with the Commission on March 12, 2020 and incorporated herein by reference).

10.2
Offer Letter dated as of March 11, 2020 by and between Richard Goudis and the Company (Attached as Exhibit 10.2 to Form S-8, filed with the Commission on March 12, 2020 and incorporated herein by reference).

*10.3	Form of Change of Control Employment Agreement (Tier 1).

*99.1	Press Release dated as of March 12, 2020 regarding the filing of Form 10-K for fiscal year ended December 28, 2019.

*99.2	Press Release dated as of March 12, 2020 regarding the appointment of Mr. Fernandez and Mr. Goudis.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date: March 13, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary